NUMBER

SHARES

IES

COMMON STOCK
PAR VALUE $0.01

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

INTEGRATED ELECTRICAL SERVICES, INC.

CUSIP

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

INTEGRATED ELECTRICAL SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATE

INTEGRATED ELECTRICAL SERVICES, INC.
CORPORATE
SEAL
DELAWARE

SECRETARY

CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR,

BY

AUTHORIZED SIGNATURE

INTEGRATED ELECTRICAL SERVICES, INC.
     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, and relative rights, preferences and limitations of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.
     The following abbreviation, when used In the Inscription on the logo of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants In common	UNIF GIFT MIN ACT —	Custodian
TEN ENT —	as tenants by the entireties		(Cust) (Minor)
JT TEN —	as joint tenants with		under Uniform Gifts to Minors
	right of survivorship and		Act
	not as tenants In common		(State)
		UNIF TRF MIN ACT —	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)
Additional abbreviation may also be used though not In the above list
          For Value received                    hereby sell assign and transfer unto
          PLEASE INSERT SOCIAL SECURITY OR OTHER
                    IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate and do hereby irrovocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Company with full power of substatution in the premises.

Dated

(SIGNATURE)

(SIGNATURE)
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED BY:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.